DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New Jersey Municipal Bond Fund, Inc. For the fiscal year ended December 31, 1995, your Fund produced a total return of 15.29% per share.* Income dividends exempt from Federal and State of New Jersey personal income taxes of approximately $.741 per share were paid which is equivalent to an annualized tax-free distribution rate per share of 5.49%.** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the Consumer Price Index was flat for the first time in 4 1/2 years
 - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, we believe reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions could have the same effect.
    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MARKET ENVIRONMENT
    Municipal bonds have been part of a dramatic bull market for the past twelve months based on weakening economic trends and potential budget resolution. Prospects for business expansion seem to be fading, indicating that the current level of interest rates are not stimulative to the economy. This type of cyclical slowdown in activity indicates a trend toward stable or lower inflation, a very positive market condition for bonds in general. Additionally, the prospect of a balanced budget should be beneficial to the bond market since it could mean a reduction in the issuance of government securities. A similar supply situation is present in the municipal bond market. The redemption of existing municipal bonds has outpaced the rate of new issuance for two years, and is expected to continue. These factors underlie our confidence in a positive market outlook into 1996.

THE PORTFOLIO
    As indicated in our previous letter, many tax reform proposals abound. Possible changes in the status of competing products to give them the same tax-exempt status as municipal securities, a drop in the capital gains rate and potentially a new tax rate structure are issues that have caused price performance for longer maturity municipal bonds to lag that of the taxable sector. However, the tax-exempt market has still appreciated significantly during the period. By paying attention to the call structures, potential capital gains impact on discount bonds approaching a minimal price level and overall duration characteristics of the bonds in the portfolio, we were able to take advantage of the upward swing in the market. We are continuing to invest in bonds which we expect to perform well in a rising market and we expect the performance of the portfolio to reflect a balance between coupon interest and market movement.
    Our primary task - to earn a high level of current income to the extent consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,




                              [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
January 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.



DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.                                       DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW JERSEY
MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
  [Exhibit A:
Dollars
$20,803
Lehman Brothers
Municipal Bond Index*
$20,212
Dreyfus New Jersey
Municipal Bond Fund
*Source: Lehman Brothers]
AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (11/6/87)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                              __________                    __________                     _____________
                              15.29%                        8.29%                          9.01%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Jersey Municipal Bond Fund, Inc. on 11/6/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 10/31/87 is used as the beginning value on 11/6/87. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses
 . Also, unlike the Fund which principally limits investments to New Jersey municipal obligations, the Index is not State specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                               DECEMBER 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.9%                                                                  AMOUNT           VALUE
                                                                                                       _______        _______
NEW JERSEY-83.1%
Atlantic County Utilities Authority, Solid Waste System Revenue:
    7%, 3/1/2008............................................................                    $    4,250,000   $  4,426,247
    7.125%, 3/1/2016........................................................                         6,650,000      6,935,085
Bedminster Township Board of Education, COP 7.125%, 9/1/2010................                         2,500,000      2,811,525
Bergen County Utilities Authority, Water Pollution Control System Revenue
    5.50%, 12/15/2015 (Insured; FGIC).......................................                         5,000,000      5,012,000
Bordentown Sewer Authority, Revenue 6.80%, 12/1/2025 (Insured; MBIA)........                         3,000,000      3,339,090
City of Camden:
    Zero Coupon, 2/15/2010 (Insured; FSA)...................................                         2,500,000      1,203,850
    Zero Coupon, 2/15/2012 (Insured; FSA)...................................                         4,585,000      1,959,858
Camden County Municipal Utilities Authority, Sewer Revenue
    8.25%, 12/1/2017 (Insured; FGIC)........................................                         6,000,000      6,570,540
Camden County Pollution Control Financing Authority, Solid Waste Disposal and
    Resource Recovery System Revenue 7.50%, 12/1/2010.......................                         13,000,000    13,725,790
Delaware River Port Authority, Revenue 5.50%, 1/1/2026 (Insured; FGIC)......                         13,020,000    13,128,196
East Orange:
    Zero Coupon, 8/1/2010 (Insured; FSA)....................................                         4,240,000      1,993,606
    Zero Coupon, 8/1/2011 (Insured; FSA)....................................                         2,500,000      1,107,775
Elk Township Board of Education, COP 7.375%, 12/1/2009 (Insured; MBIA)......                         2,000,000      2,207,960
Essex County Improvement Authority, Lease Revenue
    7%, 12/1/2020 (Prerefunded 12/1/2000) (Insured; AMBAC) (a)..............                         4,000,000      4,568,000
Evesham Township Board of Education, COP, Lease Purchase Agreement
    6.875%, 9/1/2011 (Insured; FGIC)........................................                         3,050,000      3,440,674
Gloucester Township Municipal Utilities Authority, Revenue
    5.65%, 3/1/2018 (Insured; AMBAC)........................................                         2,530,000      2,683,748
Howell Township, Refunding 6.80%, 1/1/2014 (Insured; FGIC)..................                         5,000,000      5,601,350
Hudson County Improvement Authority:
    Facility Lease Revenue 7.671%, 12/1/2025 (Insured; FGIC) (b,c)..........                         13,835,000    14,855,331
    MFHR (Conduit Financing - Observer Park Project)
      6.90%, 6/1/2022 (Insured; FNMA).......................................                         4,190,000      4,430,548
Jersey City, Zero Coupon, 5/15/2010 (Insured; FSA)..........................                         4,745,000      2,255,536
Keansburg Board of Education, COP 8%, 11/1/2014 (Prerefunded 11/1/1999) (a).                         7,750,000      8,930,557
Manchester Township Board of Education, COP
    7.20%, 12/15/2009 (Prerefunded 12/15/1998) (Insured; MBIA) (a)..........                         4,175,000      4,624,940
Mercer County Improvement Authority, Revenue, Refunding Insured Solid Waste
    (Resource Recovery Project) 6.70%, 4/1/2013 (Insured; FGIC).............                         11,000,000    11,600,380
Monmouth County Improvement Authority, Revenue (Asbury Park Project)
    7.375%, 12/1/2009 (Prerefunded 12/1/1999) (a)...........................                         3,000,000      3,391,980

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                       _______        _______
NEW JERSEY (CONTINUED)
Monroe Township Municipal Utilities Authority, Water and Sewer System Revenue
    6.875%, 2/1/2017 (Insured; MBIA)........................................                    $    5,000,000  $   5,565,450
Borough of Moonachie Board of Education, COP
    6.375%, 3/1/2014 (Lease Purchase Agreement; Lamington Funding Corp.)....                         3,775,000      3,898,895
New Brunswick Parking Authority, Revenue, Refunding
    7.125%, 9/1/2015 (Prerefunded 9/1/1999) (Insured; FGIC) (a).............                         2,000,000      2,233,640
New Jersey Economic Development Authority, Revenue:
    (Community Mental Health Loan Program) 8.50%, 7/1/2017..................                         7,485,000      8,153,710
    District Heating and Cooling Revenue
      (Trigen - Trenton District Energy Co. L.P. Project):
          6.10%, 12/1/2004..................................................                         3,375,000      3,692,824
          6.20%, 12/1/2007..................................................                         2,725,000      2,923,080
    Economic Development:
      (American Airlines Inc. Project) 7.10%, 11/1/2031.....................                         2,855,000      3,086,055
      Refunding:
          (Manchester Manor Project) 6.70%, 8/1/2022 (Insured; GNMA)........                         2,500,000      2,662,600
          (Stolt Terminals Inc. Project) 10.50%, 1/15/2018..................                         9,440,000      10,734,602
          (Tevco Inc. Project) 8.125%, 10/1/2009 (LOC; Credit Lyonnais) (d).                         2,500,000      2,728,000
    First Mortgage (The Evergreens) 9.25%, 10/1/2022........................                         5,000,000      5,525,350
    Waste Paper Recycling (Marcal Paper Mills Inc. Project):
      6.25%, 2/1/2009.......................................................                         6,605,000      6,862,265
      8.50%, 2/1/2010.......................................................                         5,850,000      6,759,207
    Water Facilities:
      (American Water Co. Inc. Project) 6.50%, 4/1/2022 (Insured; FGIC).....                         32,800,000    35,828,752
      (Elizabeth Water Co. Project):
          6.60%, 8/1/2021...................................................                         6,010,000      6,308,937
          6.70%, 8/1/2021...................................................                         3,965,000      4,176,335
      (Hackensack Water Project):
          5.80%, 3/1/2024 (Insured; MBIA)...................................                         2,000,000      2,064,180
          Refunding 5.90%, 3/1/2024 (Insured; MBIA).........................                         4,000,000      4,115,160
New Jersey Educational Facilities Authority, Revenue:
    (New Jersey Institute of Technology)
      6.90%, 7/1/2009 (Prerefunded 7/1/1999) (Insured; MBIA) (a)............                         2,000,000      2,219,300
    (Seton Hall University Project):
      6.85%, 7/1/2019 (Insured; BIGI).......................................                         9,050,000      9,966,584
      7%, 7/1/2021..........................................................                         3,500,000      3,864,315
    (Trenton State College)
      7.125%, 7/1/2009 (Prerefunded 7/1/1999) (Insured; AMBAC) (a)..........                         4,000,000      4,467,720
    (Union County College) 7.25%, 7/1/2009..................................                         2,100,000      2,318,757
New Jersey Health Care Facilities Financing Authority, Revenue:
    (Bridgeton and Millville Hospitals)  8%, 7/1/2013 (Insured; MBIA).......                         645,000         713,441

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                       _______        _______
NEW JERSEY (CONTINUED)
New Jersey Health Care Facilities Financing Authority, Revenue (continued):
    (Deborah Heart and Lung Center Issue) 6.30%, 7/1/2023...................                    $    2,700,000  $   2,799,576
    Health System (Franciscan Sisters of the Poor - Health Systems, Inc.,
      Saint Mary's Hospital) 5.875%, 7/1/2012 (Insured; MBIA)...............                         3,250,000      3,154,872
    (Hunterdon Medical Center) 7%, 7/1/2020 (Insured; AMBAC)................                         5,000,000      5,557,200
    (Kennedy Memorial Hospital University Medical Center):
      8.375%, 7/1/2010......................................................                         2,065,000      2,439,798
      6%, 7/1/2020..........................................................                         4,115,000      4,145,821
    (Kimball Medical Center) 8%, 7/1/2013...................................                         13,000,000    13,935,480
    (Medical Center of Ocean County) 6.75%, 7/1/2020 (Insured; FSA).........                         1,980,000      2,187,761
    (Newcomb Medical Center) 7.875%, 7/1/2003...............................                         2,795,000      3,068,072
    (Palisades Medical Center):
      7.50%, 7/1/2006.......................................................                         2,300,000      2,380,799
      7.60%, 7/1/2021.......................................................                         2,350,000      2,403,016
    (Princeton Medical Center) 7%, 7/1/2022 (Insured; AMBAC)................                         3,375,000      3,778,954
    (Raritan Bay Medical Center) 7.25%, 7/1/2014............................                         13,000,000    13,582,920
    (Refunding - Atlantic City Medical Center) 6.80%, 7/1/2011..............                         2,500,000      2,750,550
    (Saint Peter's Medical Center)
      6%, 7/1/2021 (Prerefunded 7/1/2001) (Insured; MBIA) (a)...............                         1,500,000      1,628,415
    (Zurbrugg Memorial Hospital) 8.50%, 7/1/2012............................                         3,000,000      3,174,690
New Jersey Housing and Mortgage Finance Agency, Revenue:
    Home Buyer 7.70%, 10/1/2029 (Insured; MBIA).............................                         4,780,000      5,026,887
    Multi-Family Housing, Refunding (Presidential Plaza at Newport Project)
      7%, 5/1/2030 (Insured; FHA)...........................................                         5,000,000      5,308,500
    Rental Housing 6.75%, 11/1/2022.........................................                         9,310,000      9,623,095
New Jersey Transit Corp., Lease Purchase Agreement, COP (Raymond Plaza East
Inc.)
    6.50%, 10/1/2016 (Insured; FSA).........................................                         3,945,000      4,433,746
New Jersey Transportation Trust Fund Authority, Refunding (Transportation
System):
    6.50%, 6/15/2011 (Insured; MBIA)........................................                         11,000,000    12,759,230
    7%, 6/15/2012 (Insured; MBIA)...........................................                         6,000,000      7,362,060
New Jersey Turnpike Authority, Turnpike Revenue, Refunding 6.50%, 1/1/2016..                         14,665,000    16,497,832
North Jersey District Water Supply Commission:
    (Wanaque North Project) 6%, 11/15/2019 (Insured; MBIA)..................                         3,850,000      3,926,192
    (Wanaque South Project) 6%, 7/1/2019 (Insured; MBIA)....................                         2,000,000      2,224,340
Ocean County Pollution Control Financing Authority, PCR, Refunding
    (Ciba Geigy Corp. Project) 6%, 5/1/2020.................................                         11,700,000    12,104,469
Passaic County Utilities Authority, Solid Waste System Revenue 7%, 11/15/2007                        5,000,000      5,161,500
Port Authority of New York and New Jersey:
    (Delta Airlines Inc. Project) 6.95%, 6/1/2008...........................                         7,200,000      7,729,992
    (Consolidated Board 71st Series) 6.50%, 1/15/2026.......................                         4,000,000      4,298,440

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                   DECEMBER 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                       _______        _______
NEW JERSEY (CONTINUED)
Port Authority of New York and New Jersey (continued):
    (Consolidated Board 73rd Series) 6.75%, 4/15/2026.......................                    $    9,000,000  $   9,690,930
    (Consolidated Board 89th Series) 5.125%, 10/1/2021......................                         12,000,000    11,648,400
    Special Obligation Revenue (Continental-Eastern LaGuardia Project)
      9.125%, 12/1/2015.....................................................                         6,500,000      7,385,755
Rutgers State University 7%, 5/1/2019 (Prerefunded 5/1/1999) (a)............                         4,525,000      5,016,822
Salem County Improvement Authority, Revenue (County Correctional Facility and

    Court House) 7.125%, 5/1/2017 (Prerefunded 5/1/1999) (Insured; AMBAC) (a)                        2,000,000      2,225,100
Salem County Industrial Pollution Control Financing Authority, Revenue
    Pollution Control (Public Service Electric and Gas Co.):
      5.45%, 2/1/2032 (Insured; MBIA).......................................                         5,500,000      5,410,130
      5.55%, 11/1/2033 (Insured; MBIA)......................................                         5,180,000      5,185,387
Sayreville Housing Development Corp., Mortgage Revenue, Refunding
    (Lakeview Section 8) 7.75%, 8/1/2024 (Insured; FHA).....................                         2,960,000      3,000,049
Southeast Morris County Municipal Utilities Authority, Water Revenue
    6.50%, 1/1/2011 (Insured; FGIC).........................................                         1,475,000      1,616,615
University of Medicine and Dentistry 7.20%, 12/1/2019 (Prerefunded 12/1/1999) (a)                    5,710,000      6,431,344
West Monmouth Utilities Authority, Revenue, Refunding
    5.60%, 2/1/2014 (Insured; AMBAC)........................................                         2,190,000      2,256,116
West New York Municipal Utilities Authority, Sewer Revenue, Refunding
    7.30%, 12/15/2017 (Prerefunded 12/15/2000) (Insured; FGIC) (a)..........                         6,250,000      7,226,375
West Windsor Plainsboro Regional School District:
    5.50%, 12/1/2015 (Insured; FGIC)........................................                         2,700,000      2,777,220
    5.50%, 12/1/2016 (Insured; FGIC)........................................                         2,700,000      2,777,220
    5.50%, 12/1/2017 (Insured; FGIC)........................................                         2,700,000      2,765,151
    5.50%, 12/1/2018 (Insured; FGIC)........................................                         2,700,000      2,765,151
    5.50%, 12/1/2019 (Insured; FGIC)........................................                         2,700,000      2,755,539
    5.50%, 12/1/2020 (Insured; FGIC)........................................                         2,700,000      2,755,539
U.S. RELATED -16.8%
Guam Power Authority, Revenue 6.30%, 10/1/2022..............................                         3,750,000      3,826,613
Commonwealth of Puerto Rico:
    5.50%, 7/1/2013.........................................................                         4,500,000      4,482,450
    5.65%, 7/1/2015 (Insured; MBIA).........................................                         2,000,000      2,149,080
    7.30%, 7/1/2020 (Prerefunded 7/1/2000) (a)..............................                         10,850,000    12,450,701
    Public Improvement 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)...........                         4,400,000      5,073,948
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding 5%, 7/1/2019...                         7,225,000      6,875,021
Puerto Rico Electric Power Authority, Power Revenue, Refunding
    5.50%, 7/1/2025.........................................................                         6,500,000      6,476,470

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                       _______        _______
U.S. RELATED (CONTINUED)
Puerto Rico Highway and Transportation Authority, Highway Revenue:
    6.625%, 7/1/2002........................................................                   $       510,000    $   583,093
    6.232%, 7/1/2007 (b)....................................................                        11,100,000     11,377,500
    6.20%, 7/1/2009 (b).....................................................                         2,950,000      2,957,375
    7.75%, 7/1/2016 (Prerefunded 7/1/2000) (a)..............................                         3,460,000      4,033,945
    6.625%, Series S, 7/1/2018 (Prerefunded 7/1/2002) (a)...................                         9,400,000      10,747,208
    6.625%, Series T, 7/1/2018 (Prerefunded 7/1/2002) (a)...................                         2,040,000      2,209,463
    5%, 7/1/2022............................................................                         2,500,000      2,334,925
Puerto Rico Housing Finance Corp., MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank of Puerto Rico) (d) ..                         3,355,000      3,589,347
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
    Financing Authority, Revenue (Baxter Travenol Laboratories) 8%, 9/1/2012                         5,000,000      5,516,400
Puerto Rico Urban Renewal and Housing Corp. 7.875%, 10/1/2004...............                         2,000,000      2,248,200
University of Puerto Rico, University Revenues
    5.25%, 6/1/2025 (Insured; MBIA).........................................                         5,100,000      5,065,728
Virgin Islands, Matching Fund (Hugo Insurance Claims Fund Program)
    7.75%, 10/1/2006........................................................                         3,315,000      3,644,809
Virgin Island Public Finance Authority, Revenue, Refunding
    (Matching Fund Loan Notes) 7.25%, 10/1/2018 ............................                         4,750,000      5,162,395
Virgin Islands Water and Power Authority, Electric System Revenue 7.40%, 7/1/2011                    4,000,000      4,353,400
                                                                                                                       ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $574,618,284).....................................................                                      $623,964,846
                                                                                                                       =======
SHORT-TERM MUNICIPAL INVESTMENTS-.1%
New Jersey Economic Development Authority, PCR, VRDN
    Refunding (Hoffman LaRoche Project) 5.50% (e)
    (cost $800,000).........................................................                   $       800,000      $  800,000
                                                                                                                       =======
TOTAL INVESTMENTS-100.0%
    (cost $575,418,284).....................................................                                      $624,764,846
                                                                                                                       =======


DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     MFMR    Multi-Family Mortgage Revenue
FNMA          Federal National Mortgage Association              PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes
GNMA          Government National Mortgage Association

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
____                              ____                           __________                        ___________
AAA                                Aaa                            AAA                               48.6%
AA                                 Aa                             AA                                 7.7
A                                  A                              A                                 18.9
BBB                                Baa                            BBB                               10.6
BB                                 Ba                             BB                                 2.8
B                                  B                              B                                  1.2
F1                                 Mig1                           SP1                                 .1
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     10.1
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security - the interest is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, this security amounted to $14,855,331 or 2.3% of net assets.
    (d) Secured by letter of credit.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                     DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $575,418,284)-see statement.....................................                                       $624,764,846
    Cash....................................................................                                         17,744,485
    Interest receivable.....................................................                                         11,892,918
    Prepaid expenses........................................................                                              4,511
                                                                                                                        ______
                                                                                                                    654,406,760
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                      $369,808
    Due to Distributor......................................................                         7,092
    Accrued expenses........................................................                       193,557              570,457
                                                                                                      ____              ______
NET ASSETS  ................................................................                                       $653,836,303
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                       $602,014,250
    Accumulated undistributed investment income-net.........................                                            185,970
    Accumulated undistributed net realized gain on investments..............                                          2,289,521
    Accumulated net unrealized appreciation on investments-Note 3...........                                         49,346,562
                                                                                                                        ______
NET ASSETS at value applicable to 48,331,304 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                       $653,836,303
                                                                                                                        =======
NET ASSETS VALUE, offering and redemption price per share
    ($653,836,303 / 48,331,304 shares)......................................                                             $13.53
                                                                                                                        =======










See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                            YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $40,004,004
    EXPENSES:
      Management fee-Note 2(a)..............................................                   $  3,708,451
      Shareholder servicing costs-Note 2(b).................................                      1,908,003
      Custodian fees........................................................                         73,150
      Professional fees.....................................................                         54,524
      Prospectus and shareholders' reports-Note 2(b)........................                         39,173
      Directors' fees and expenses-Note 2(c)................................                         38,036
      Registration fees.....................................................                          4,745
      Miscellaneous.........................................................                         26,377
                                                                                                     ______
          TOTAL EXPENSES....................................................                      5,852,459
      Less-reduction in management fee
          due to undertaking-Note 2(a)......................................                        907,858
                                                                                                     ______
          NET EXPENSES......................................................                                         4,944,601
                                                                                                                        ______
          INVESTMENT INCOME-NET.............................................                                        35,059,403
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                   $  4,018,796
    Net unrealized appreciation on investments..............................                     49,285,419
                                                                                                     ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                        53,304,215
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $88,363,618
                                                                                                                        ======










See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                          _________________________________
                                                                                             1994                      1995
                                                                                           _______                     ______
OPERATIONS:
    Investment income-net...................................................           $   38,130,920            $  35,059,403
    Net realized gain (loss) on investments.................................              (1,454,272)                4,018,796
    Net unrealized appreciation (depreciation) on investments for the year..            (78,775,736)                49,285,419
                                                                                             _______                    ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......            (42,099,088)                88,363,618
                                                                                             _______                    ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................            (38,036,943)              (34,967,410)
    From net realized gain on investments...................................                     _                    (187,311)
    In excess of net realized gain on investments...........................                 (743,575)                   -
                                                                                             _______                    ______
      TOTAL DIVIDENDS.......................................................            (38,780,518)              (35,154,721)
                                                                                             _______                    ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................            167,291,374                345,417,332
    Dividends reinvested....................................................             29,894,610                 26,626,785
    Cost of shares redeemed.................................................          (264,596,453)               (348,941,494)
                                                                                             _______                    ______
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....            (67,410,469)                 23,102,623
                                                                                             _______                    ______
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................          (148,290,075)                  76,311,520
NET ASSETS:
    Beginning of year.......................................................           725,814,858                  577,524,783
                                                                                             _______                    ______
    End of year (including undistributed investment income-net:
      $93,977 in 1994 and $185,970 in 1995).................................           $ 577,524,783              $ 653,836,303
                                                                                             =======                    ======
                                                                                            SHARES                    SHARES
                                                                                            _______                   ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................             12,816,258                26,279,832
    Shares issued for dividends reinvested..................................             2,298,448                  2,027,922
    Shares redeemed.........................................................            (20,301,295)             (26,516,887)
                                                                                             _______                    ______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................             (5,186,589)                1,790,867
                                                                                             =======                    ======




See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991        1992         1993          1994          1995
                                                                 ___          ___          ___           ___           ___
    Net asset value, beginning of year...........              $12.47      $13.06       $13.17        $14.03        $12.41
                                                                 ___          ___          ___           ___           ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .81         .80          .79           .78           .74
    Net realized and unrealized gain (loss)
      on investments.............................                .63          .31          .88         (1.61)         1.12
                                                                 ___          ___          ___           ___           ___
      TOTAL FROM INVESTMENT OPERATIONS...........               1.44         1.11         1.67          (.83)         1.86
                                                                 ___          ___          ___           ___           ___
    DISTRIBUTIONS:
    Dividends from investment income-net.........               (.81)        (.80)        (.79)         (.77)         (.74)
    Dividends from net realized gain on investments             (.04)        (.20)        (.02)           -           (.00)*
    Dividends in excess of net realized gain
      on investments.............................                 -            -            -           (.02)          -
                                                                 ___          ___          ___           ___           ___
      TOTAL DISTRIBUTIONS........................               (.85)       (1.00)        (.81)         (.79)         (.74)
                                                                 ___          ___          ___           ___           ___
  Net asset value, end of year...................             $13.06       $13.17       $14.03        $12.41        $13.53
                                                                 ===          ===          ===           ===           ===
TOTAL INVESTMENT RETURN..........................              11.95%        8.77%       12.97%        (6.02%)       15.29%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .75%         .73%         .72%          .77%          .80%
    Ratio of net investment income to average
      net assets.................................               6.36%        6.06%        5.74%         5.94%         5.67%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                .25%         .25%         .25%          .20%          .15%
    Portfolio Turnover Rate......................              22.53%       33.58%        6.05%        10.02%        24.37%
    Net Assets, end of year (000's Omitted)......           $515,706     $614,529     $725,815      $577,525      $653,836
    *Amount represents less than $.01 per share.




See notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets for any full year. However, the Manager has undertaken from January 1, 1995 through December 31, 1996, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertaking, amounted to $907,858 for the year ended December 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $19,442 for the period from December 1, 1995 through December 31, 1995.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager and Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full year. During the year ended December 31, 1995, $1,556,807 was charged to the Fund pursuant to the Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $172,218,756 and $145,865,473, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $49,346,562, consisting of $49,480,664 gross unrealized appreciation and $134,102 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996


DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1995:
    -all the dividends paid from investment income-net are "exempt-interest
dividends" (not subject to   regular Federal income tax and, for individuals
who are New Jersey residents, New Jersey personal    income taxes), and
    -the portion of the $.0039 per share paid by the Fund on December 7, 1995 representing a long-term capital gain distribution is $.0019 per share.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.


[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           750AR9512
[Dreyfus logo]
New Jersey
Municipal
Bond Fund, Inc.
Annual Report
December 31, 1995